                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                             -------------------

                         AMENDMENT NO. 1 TO FORM 8-K
                  (AMENDING FORM 8-K FILED ON MAY 21, 2002)

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) MAY 14, 2002

                       APPLIED DIGITAL SOLUTIONS, INC.
----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          MISSOURI                    000-26020               43-1641533
----------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)        Identification No.)

     400 ROYAL PALM WAY, SUITE 410, PALM BEACH, FLORIDA          33480
----------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:    (561) 805-8000

On May 21, 2002, the Registrant, Applied Digital Solutions, Inc., filed a Current Report on Form 8-K dated May 14, 2002, reporting that Grant Thornton LLP had resigned as the Registrant's outside auditing firm. By this amendment, the Registrant is filing as an exhibit the letter received from Grant Thornton LLP addressed to the Securities and Exchange Commission as required by Regulation S-K Item 304 (a) 3.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

          (16) Letter from Grant Thornton LLP.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 APPLIED DIGITAL SOLUTIONS, INC.

Date: May 23, 2002               By: /S/ Evan C. McKeown
                                     -----------------------------
                                     Evan C. McKeown
                                     Chief Financial Officer